Exhibit 99.2



                           CATCHER HOLDINGS, INC. (B)
                        PRO FORMA COMBINED BALANCE SHEET
                                 March 31, 2005
                                   (UNAUDITED)

                                                                                                         CATCHER
                                                         CATCHER                                         HOLDINGS,
                                                        HOLDINGS,       LCM           PRO FORMA          INC. (B)
                                                        INC. (B)      HOLDINGS       ADJUSTMENTS         PRO FORMA
                                                     -------------   -----------    -------------       -----------
ASSETS

Current assets:
   Cash and cash equivalents                         $         801   $       160    $   3,469,868 C     $ 3,470,829

                                                     -------------   -----------    -------------       -----------

Total current assets                                           801           160        3,469,868         3,470,829

                                                     -------------   -----------    -------------       -----------

Total assets                                         $         801   $       160    $   3,469,868       $ 3,470,829

                                                     =============   ===========    =============       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                $          --   $   800,132    $    (800,132) C    $        --
     Other accrued liabilities                              20,980            --          (20,980) D             --

                                                     -------------   -----------    -------------       -----------

Total current liabilities                                   20,980       800,132         (821,112)               --

Notes payable                                               33,000        30,000          (63,000) C,E           --

                                                     -------------   -----------    -------------       -----------

Total liabilities                                           53,980       830,132         (884,112)               --

Stockholders' equity:
     Capital stock                                          11,281             1          (10,480) A            802
     Additional paid-in capital                          1,718,563             -        2,581,437  A,C    4,300,000
     Accumulated deficit                                (1,783,023)     (829,973)       1,783,023  A       (829,973)

                                                     -------------   -----------    -------------       -----------

Total stockholders' equity                                 (53,179)     (829,972)       4,353,980         3,470,829

                                                     -------------   -----------    -------------       -----------

Total liabilities and stockholders' equity           $         801   $       160    $   3,469,868       $ 3,470,829

                                                     =============   ===========    =============       ===========

                           CATCHER HOLDINGS, INC. (B)
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2004
                                   (UNAUDITED)


                                                                                                         CATCHER
                                                         CATCHER                                         HOLDINGS,
                                                        HOLDINGS,       LCM           PRO FORMA          INC. (B)
                                                        INC. (B)      HOLDINGS       ADJUSTMENTS         PRO FORMA
                                                     -------------   -----------    -------------       -----------
REVENUE                                              $          --   $        --    $          --       $        --

                                                     -------------   -----------    -------------       -----------

EXPENSES

     Research and development                                   --       647,472               --           647,472

     General and administrative                             55,807       100,894          (55,807) F        350,894
                                                                                          250,000  F

                                                     -------------   -----------    -------------       -----------

   Total expenses                                           55,807       748,366          194,193           998,366

                                                     -------------   -----------    -------------       -----------

Net loss                                             $     (55,807)  $  (748,366)   $    (194,193)      $   998,366

                                                     =============   ===========    =============       ===========

                           CATCHER HOLDINGS, INC. (B)
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2005
                                   (UNAUDITED)


                                                                                                         CATCHER
                                                         CATCHER                                         HOLDINGS,
                                                        HOLDINGS,       LCM           PRO FORMA          INC. (B)
                                                        INC. (B)      HOLDINGS       ADJUSTMENTS         PRO FORMA
                                                     -------------   -----------    -------------       -----------
REVENUE                                              $          --   $        --    $          --       $        --

                                                     -------------   -----------    -------------       -----------

EXPENSES

     Research and development                                    -        25,765                -            25,765

     General and administrative                             17,682        55,842          (17,682) F        118,342
                                                                                           62,500  F

                                                     --------------------------------------------------------------

   Total expenses                                           17,682        81,607           44,818           144,107

                                                     -------------   -----------    -------------       -----------

Net loss                                             $     (17,682)  $   (81,607)   $     (44,818)      $  (144,107)

                                                     =============   ===========    =============       ===========

Notes to Pro Forma Combined Financial Statements for the Year Ended December 31, 2004 and the Three Months Ended March 31, 2005 Unaudited

1. BASIS OF PRESENTATION

These unaudited Pro Forma combined financial statements present the Pro Forma combined financial position and results of operations of the companies based upon historical financial information after giving effect to the acquisition of Catcher, Inc. ("Catcher") by US Telesis Holdings, Inc. ("US Telesis") (the "Acquisition"). The unaudited pro forma combined financial statements have been prepared to reflect certain adjustments to our historical financial information, which are described in the Notes to Unaudited Pro Forma Financial Statements, to give effect to the acquisition, as if it had been completed on March 31, 2005 for balance sheet purposes and January 1, 2004 for the statement of operations. Immediately prior to the acquisition, Catcher completed an acquisition of certain assets and liabilities of LCM Technologies, Inc. The assets and liabilities are herein referred to as "LCM Holdings."

In addition, a majority of the Company's shareholders have approved an amendment to the Company's certificate of incorporation to change the Company's name to Catcher Holdings, and effectuate a 1 for 7.2 reverse split, to be effective on a date to be determined by the Company's Board of Directors in the near term.

The unaudited Pro Forma combined financial statements are based on the balance sheets of the following:

a) Catcher Holdings as at March 31, 2005 (unaudited).

b) LCM Holdings at December 31, 2004 (audited).

The unaudited Pro Forma combined financial statements include the statements of operations for the following:

a) Catcher Holdings for the year ended December 31, 2004 (audited) and the three months ended March 31, 2005 (unaudited).

b) LCM Holdings for the period from inception (March 31, 2004) through December 31, 2004 (audited) and for the three months ended March 31, 2005 (unaudited).

The unaudited Pro Forma combined financial statements are not necessarily indicative of the actual results that would have occurred had the Acquisition occurred on the dates indicated and not necessarily indicative of future earnings or financial position.

This unaudited combined pro forma information should be read in conjunction with the consolidated financial statements of Catcher Holdings included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, filed on March 31, 2005 and the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005, filed on

May 16, 2005. In addition, this unaudited combined pro forma information should be read in conjunction with the financial statements of LCM Holdings for the year ended December 31, 2004 and three months ended March 31, 2005 (unaudited), included within this Amendment to Current Report on Form 8-K/A.

2. PRO FORMA ADJUSTMENTS

The unaudited combined financial statements include the following Pro Forma adjustments:

a) In connection with the acquisition, U.S. Telesis Holdings, Inc. acquired (i) all of the issued and outstanding shares of common stock of Catcher in exchange for an aggregate of 34,911,900 shares of authorized shares of common stock, $.001 par value of U.S. Telesis Holdings, Inc., (ii) all of the issued and outstanding Series A Preferred Stock of Catcher Inc. in exchange for 733,778 shares of authorized Series A Preferred Stock, $.001 par value. In addition, U.S. Telesis assumed Catcher's obligation to issue an aggregate of 32,402,600 shares of common stock to warrant holders. The Acquisition has been accounted for as a reverse merger of Catcher into a shell company. Therefore, the equity of Catcher has been adjusted to reflect a recapitalization of the stock and the equity of US Telesis has been adjusted to reflect a financing transaction with the proceeds equal to the net asset value of US Telesis immediately prior to the Acquisition.

b) In addition, a majority of the Company's shareholders have approved an amendment to the Company's certificate of incorporation to change the Company's name to Catcher Holdings, and effectuate a 1 for 7.2 reverse split, to be effective on a date to be determined by the Company's Board of Directors in the near term.

c) Immediately prior to the Acquisition, Catcher completed a private placement to accredited investors which generated cash proceeds in the amount of $4,300,000 net of issuance costs of $200,000. Subsequent to the close of the Transaction approximately $1,000,000 of accounts payable and notes were repaid. The accompanying pro forma combined financial statements assume that these were repaid on the date of the transaction and resulted in a $800,132 reduction in accounts payable and $30,000 reduction in notes payable at March 31, 2005.

d) In accordance with the purchase agreement between Catcher Holdings and Catcher, Catcher Holdings was to reduce all current liabilities to below $10,000. As a result the accrued expenses have been eliminated in the accompanying Pro Forma balance sheet.

e) In accordance with the Catcher Holdings Convertible Note Agreements, the notes outstanding at the time of the transaction converted into common stock. As a result, the Catcher Holdings' notes payable have been eliminated in the accompanying Pro Forma balance sheet.

f) Catcher Holdings incurred legal, accounting and transfer agent fees of $55,807 for the year ended December 31, 2004 and $17,682 for the three months ended March 31, 2005. The Company expects to incur costs of $250,000 per year and $62,500 per quarter related to professional fees and directors and officers insurance. As a result, the Catcher Holdings expenses have been eliminated and $250,000 and $62,500 recorded in the accompanying Pro Forma statement of operations for the year ended December 31, 2004 and the three months ended March 31, 2005, respectively.